UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2013

Total System Services, Inc.

(Exact name of registrant as specified in its charter)

Georgia	1-10254	58-1493818
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One TSYS Way, Columbus, Georgia	31901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 649-2310

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

NetSpend Financial Information and Pro Forma Financial Information for the Acquisition

As previously announced, on February 19, 2013, Total System Services, Inc. (“we,” “our” or “us”) and our wholly-owned merger subsidiary entered into an Agreement and Plan of Merger (the “Merger Agreement”) with NetSpend Holdings, Inc. (“NetSpend”), pursuant to which, upon the terms and subject to the conditions set forth in the Merger Agreement, our merger subsidiary will merge with and into NetSpend, with NetSpend continuing as the surviving corporation and our wholly-owned subsidiary (the “Acquisition”). This Current Report on Form 8-K is to file the financial information set forth in Item 9.01 below so that, among other purposes, such financial information is incorporated by reference into our registration statements filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

Updated Description of Capital Stock

The “Description of Capital Stock” included as Exhibit 99.4 to this Current Report on Form 8-K is being filed in order to amend our Registration Statement on Form 8-A filed on May 17, 1989, with respect to our capital stock. The description of our capital stock contained in Exhibit 99.4 supersedes the description contained in such prior filing. This description will be available for, among other things, incorporation by reference into our registration statements filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of NetSpend, including its consolidated balance sheet as of December 31, 2012 and 2011, its consolidated statements of operations, comprehensive income, changes in stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2012 (included in the Annual Report on Form 10-K, filed with the SEC on February 22, 2013), the related financial statement schedule II, the related notes and the report of independent registered public accounting firm related thereto, are filed as Exhibit 99.1, and the consent of independent auditor related thereto is filed as Exhibit 23.1, to this Current Report on Form 8-K.

The unaudited condensed consolidated financial statements of NetSpend, including its consolidated balance sheet as of March 31, 2013 and December 31, 2012, its consolidated statements of operations, comprehensive income, changes in stockholders’ equity, and cash flows for the three months ended March 31, 2013 and 2012 (included in the Quarterly Report on Form 10-Q, filed with the SEC on May 3, 2013) and the related notes, are filed as Exhibit 99.2 to this Current Report on Form 8-K.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information, comprised of a pro forma condensed combined balance sheet as of March 31, 2013 and pro forma condensed combined statements of income for the three months ended March 31, 2013 and the year ended December 31, 2012, and the related notes, are filed as Exhibit 99.3 to this Current Report on Form 8-K.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Auditor.

99.1	Audited consolidated financial statements of NetSpend Holdings, Inc. as of December 31, 2012 and 2011 and for each of the years in the three-year period ended December 31, 2012 (incorporated by reference to the Annual Report on Form 10-K of NetSpend Holdings, Inc. for the year ended December 31, 2012 filed with the SEC on February 22, 2013).

99.2	Unaudited condensed consolidated financial statements of NetSpend Holdings, Inc. as of March 31, 2013 and December 31, 2012 and for the three months ended March 31, 2013 and 2012 (incorporated by reference to the Quarterly Report on Form 10-Q of NetSpend Holdings, Inc. for the quarter ended March 31, 2013 filed with the SEC on May 3, 2013).

99.3	Unaudited Pro Forma Condensed Combined Financial Information as of March 31, 2013 and for the three months ended March 31, 2013 and the year ended December 31, 2012.

99.4	Description of Capital Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC.

Date: May 8, 2013	By:	/s/ Kathleen Moates
Kathleen Moates
Senior Deputy General Counsel

4